 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At our 2018 Annual Meeting, our shareholders voted on proposals to: (1) elect twelve individuals nominated by the Board of Directors of the Company to serve until 2019; (2) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2018; and (3) provide an advisory vote on the compensation of our named executive officers. The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Gina R. Boswell	55,360,148	590,568	13,448	2,452,981

b) Election of Cari M. Dominguez	55,575,297	375,367	13,500	2,452,981

c) Election of William Downe	55,597,068	350,921	16,175	2,452,981

d) Election of John F. Ferraro	55,909,508	39,103	15,553	2,452,981

e) Election of Patricia Hemingway Hall	54,033,979	1,916,230	13,955	2,452,981

f) Election of Julie M. Howard	47,400,345	8,550,214	13,605	2,452,981

g) Election of Ulice Payne, Jr.	55,862,746	86,505	14,913	2,452,981

h) Election of Jonas Prising	52,024,024	2,155,548	1,784,592	2,452,981

i) Election of Paul Read	55,913,084	35,784	15,296	2,452,981

j) Election of Elizabeth P. Sartain	55,935,613	15,112	13,439	2,452,981

k) Election of Michael J. Van Handel	55,804,491	144,203	15,470	2,452,981

l) Election of John R. Walter	55,123,546	825,498	15,120	2,452,981

2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2018	57,776,966	626,156	14,023	0

3. Advisory vote on the compensation of our named executive officers	51,237,898	4,692,533	33,733	2,452,981

Item 8.01 Other Events

On May 4, 2018 we issued a press release announcing that our Board of Directors declared a semi-annual dividend of $1.01 per share. The dividend will be paid on June 15, 2018 to shareholders of record as of the close of business on June 1, 2018. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                        Exhibits

Exhibit No.	Description
99.1	Press Release dated May 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.
Dated: May 4, 2018	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary